Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO RULE 13a-14 OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ajay Hans certify that:

1. I have reviewed this report on Form 10-Q/A of Mobetize Corp.;

2. Based on my knowledge,  this report does not contain  any untrue statement of  a material  fact  or omit  to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report,

fairly  present  in  all  material  respects  the  financial  condition,  results  of  operations  and  cash  flows  of  the registrant as of, and for, the period presented in this report;

4.  The  registrant’s  other  certifying  officer(s)  and  I  are  responsible  for  establishing  and  maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) and internal control  over  financial  reporting  (as  defined  in  the  Exchange  Act  Rules  13a-15(f)  and  15d-15(f)  for  the

registrant and have:

a)    Designed   such   disclosure   controls   and   procedures,   or   caused   such   disclosure   controls   and

procedures to be designed under our supervision, to ensure that material information relating to the registrant,  including  any  consolidated  subsidiaries,  is  made  known  to  us  by  others  within  those entities, particularly during the period in which this report is being prepared;

b)    Designed  such  internal  control  over  financial  reporting,  or  caused  such  internal  control  over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)    Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)    Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred  during  the  registrant’s  most  recent  fiscal  quarter  (the  registrant’s  fourth  fiscal  quarter  in the case of an annual report) that has materially affected, or is reasonably likely to materially affect,

the registrant’s internal control over financial reporting; and

5. The registrant’s other  certifying  officer(s)  and  I  have  disclosed,  based on our most  recent  evaluation of internal  control  over  financial  reporting,  to  the  registrant's  auditors  and  the  audit  committee  of  the registrant's board of directors (or persons performing the equivalent functions):

a)    All significant deficiencies and material weaknesses in the design or operation of internal controls over  financial  reporting  which  are  reasonably  likely  to  adversely  affect  the  registrant's  ability  to record, process, summarize and report financial information; and

b)    Any  fraud,  whether  or  not  material,  that  involves  management  or  other  employees  who  have  a significant role in the registrant's internal controls over financial reporting.

Date: May 10, 2016

/s/ Ajay Hans

Ajay Hans

Chief Executive Officer